Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's best knowledge and belief, the annual report on Form 10-K for National Health Investors, Inc. ("Issuer") for the year ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

(a)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date:	February 25, 2025	/s/ D. Eric Mendelsohn
D. Eric Mendelsohn
President, Chief Executive Officer and Director
(Principal Executive Officer)

Date:	February 25, 2025	/s/ John L. Spaid
John L. Spaid
Chief Financial Officer
(Principal Financial Officer)